UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 16, 2011 (September 14, 2011)

MGT Capital Investments, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26886	13-4148725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26/28 Hammersmith Grove
London W6 7BA United Kingdom.
 (Address of principal executive offices, including zip code)

011-44-20-7605-1151
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (  see   General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 14, 2011, MGT Capital Investments, Inc.’s majority-owned subsidiary Medicsight plc (“MDST”) issued a press release announcing that MDST shareholders had approved, at MDST’s general meeting, a measure to cancel MDST’s trading on the London Stock Exchange.  The cancellation is expected to become effective on September 22, 2011 and there will be no public market in MDST’s shares after such date.

The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

Not applicable.

(b)  Pro forma Financial Information

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits

Exhibit Number	Description

99.1	Press Release issued September 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2011	MGT CAPITAL INVESTMENTS, INC.

	By:	/s/ Robert Ladd
Name: Robert Ladd Title: Interim President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued September 14, 2011.